Exhibit 99.2

UNION PACIFIC CORPORATION ANNOUNCES

PRICING TERMS OF EXCHANGE OFFERS

FOR IMMEDIATE RELEASE

Omaha, Neb. – November 4, 2019  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced the pricing terms of its private offers to exchange certain of its outstanding notes and debentures referenced in the table below (the “Existing Notes”) for a combination of new notes due 2060 (the “New Notes”) and cash (the “Exchange Offers”), established as of 11:00 a.m., New York City time, on November 4, 2019 (the “Price Determination Date”) in accordance with Union Pacific’s offering memorandum dated October 21, 2019 (the “Offering Memorandum”) and the related letter of transmittal.

The total exchange price to be received in each Exchange Offer (the “Total Exchange Price”) for each $1,000 principal amount of Existing Notes validly tendered, not withdrawn prior to 5:00 p.m., New York City time, on November 1, 2019 (the “Early Exchange Date”) and accepted for exchange is set forth in the table below.  The Total Exchange Price, which includes the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not withdrawn prior to the Early Exchange Date and accepted for exchange, will be paid via the issuance of the principal amount of New Notes set forth in the table below, with the remaining amount paid in cash.  The Total Exchange Price has been determined using the yields for the Exchange Offers in accordance with the procedures set forth in the Offering Memorandum.  Holders of Existing Notes who validly tender Existing Notes after the Early Exchange Date that are accepted for exchange will receive the Total Exchange Price less the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not withdrawn and accepted for exchange.  The annual interest rate on the New Notes will be 3.839%, which has been determined as the bid-side yield of the designated reference security as of the Price Determination Date, which was 2.269%, plus the applicable spread.

The table below shows the Total Exchange Price per $1,000 principal amount of each series of Existing Notes accepted in the Exchange Offers.

		Approximate Aggregate Principal			Total Exchange Price
CUSIP Number	Title of Series	Amount Outstanding (mm)	Reference UST Yield	Fixed Spread (basis points)	New Notes	Cash Payment
907818DE5 907818DF2	5.780% Notes due 2040	$85	2.269%	117	$1,050.00	$294.05
907818CU0	6.250% Debentures due 2034	$179	2.269%	97	$1,000.00	$345.20
907818CX4	6.150% Debentures due 2037	$110	2.269%	117	$1,000.00	$353.44
907818DS4 907818DT2	4.821% Notes due 2044	$327	2.269%	117	$1,025.00	$197.69
907818CS5	5.375% Debentures due 2033	$185	2.269%	97	$1,000.00	$232.49
907818DJ4	4.750% Notes due 2041	$325	2.269%	117	$1,000.00	$196.90
907818DX3	4.850% Notes due 2044	$146	2.269%	117	$1,000.00	$229.69
907818EX2	4.800% Notes due 2058	$500	2.269%	147	$1,000.00	$215.06
907818DU9	4.750% Notes due 2043	$296	2.269%	117	$1,000.00	$210.53
907818EW4	4.500% Notes due 2048	$1,500	2.269%	117	$1,000.00	$190.95
907818EV6	4.375% Notes due 2038	$750	2.269%	97	$1,000.00	$155.91
907818DL9	4.300% Notes due 2042	$300	2.269%	117	$1,000.00	$132.38
907818DP0	4.250% Notes due 2043	$325	2.269%	117	$1,000.00	$127.79
907818FC7	4.300% Notes due 2049	$1,000	2.269%	122	$1,000.00	$146.50
907818DZ8	4.150% Notes due 2045	$350	2.269%	122	$1,000.00	$108.66
907818EJ3	4.050% Notes due 2046	$600	2.269%	122	$1,000.00	$94.83
907818EF1	4.050% Notes due 2045	$500	2.269%	122	$1,000.00	$94.20
907818EN4	4.000% Notes due 2047	$500	2.269%	122	$1,000.00	$88.68

The Exchange Offers will expire at 11:59 p.m., New York City time, on November 18, 2019, unless extended or earlier terminated by Union Pacific (the “Expiration Date”).  In addition to the consideration described above, all eligible holders of Existing Notes validly tendered and accepted for exchange prior to the Expiration Date will also receive accrued and unpaid interest on those Existing Notes from the last interest payment date to, but not including, the settlement date of the applicable Exchange Offer, which is expected to be the second business day after the Expiration Date.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269‑5550 or (888) 541-9895 or by email at unp@dfking.com.

FORWARD-LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2018, which was filed with the Securities and Exchange Commission (“SEC”) on February 8, 2019.  The Corporation updates information regarding risk factors if circumstances require such updates on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

ABOUT UNION PACIFIC

Union Pacific Railroad Company is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad Company connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Corrie Shumaker, (402) 544-4939.  Media contact is Raquel Espinoza, (402) 544-5034.